UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): August 8, 2025

Aeluma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42570	85-2807351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Castilian Drive Goleta, California	93117
(Address of principal executive offices)	(Zip Code)

805-351-2707

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALMU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As of August 4, 2025, Aeluma, Inc. (the “Company”), has appointed Christopher Stewart (“Stewart”) as its full time Chief Financial Officer (CFO)/Principal Accounting Officer, taking over for Mr. James Seo (“Seo”) who was serving as interim CFO/Principal Accounting Officer. There are no family relationships between Stewart, Seo, and any of the Company’s directors or other executive officers. There is no arrangement or understanding between Stewart and any other person pursuant to which Stewart was selected as CFO. There have been no transactions involving Stewart that would be required to be disclosed by Item 404(a) of Regulation S-K. The Company will enter into a standard indemnification agreement with him.

Stewart shall receive an annual salary of $300,000, to be paid on a bi-monthly basis, an option to purchase 110,000 shares of the Company’s common stock under the Company’s 2021 Stock Incentive Plan (the “Plan”), and 55,000 restricted stock units subject to the terms and conditions of the Plan, all as set forth in his employment agreement, which is attached hereto as Exhibit 10.1.

Prior to joining the Company, Stewart was the CFO at LeddarTech Holdings Inc., an AI-driven software company that Stewart helped lead through a public market debut. Prior roles include CFO of Bionano Genomics, Inc., as well as senior financial leadership roles at Maxwell Technologies (acquired by Tesla), Entropic Communications (acquired by Maxlinear), and Intel. Stewart holds a B.S. in Business Administration from the University of Southern California and an M.B.A. from Carnegie Mellon University. Given Stewart’s experience, the Company believes that he is qualified to serve as CFO and Principal Accounting Officer.

On August 4, 2025, the Company issued a press release regarding Stewart’s appointment. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01: Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit
10.1	Employment Agreement
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AELUMA, INC.

Date: August 8, 2025	By:	/s/ Jonathan Klamkin
Jonathan Klamkin
President, Chief Executive Officer, and Director

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